July 5, 2017

FORT PITT CAPITAL TOTAL RETURN FUND

FPCGX

A series of Advisors Series Trust

Supplement to the Summary Prospectus, Prospectus and Statement of
Additional Information (“SAI”), each dated February 28, 2017

Fort Pitt Capital Group, LLC (the “Adviser” or “Fort Pitt”), a Delaware limited liability company, is the investment adviser to the Fort Pitt Capital Total Return Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”).  Fort Pitt is a wholly-owned subsidiary of Focus Financial Partners, LLC (“Focus”), a Delaware limited liability company.  Focus is a strategic and financial investor in independently-managed wealth management firms.  On July 3, 2017, two private equity firms, Stone Point Capital LLC (“Stone Point”) and Kohlberg Kravis Roberts & Co. L.P. (“KKR”), indirectly through an affiliate, made a majority investment in Focus (the “Transaction”), which resulted in a change in control of Focus.  Since Fort Pitt is a wholly-owned subsidiary of Focus, the Transaction results in an indirect change in control of Fort Pitt and in an assignment and termination of the Fund’s investment advisory agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).  In order to maintain the manner in which the Fund was previously managed, it is required that shareholders approve a new investment advisory agreement with Fort Pitt.

There are no changes planned to the portfolio management team or investment approach for the Fund following the Transaction.  The Fund’s daily operations and management activities are not expected to be affected in any way.   There will be no change in the advisory fees paid to Fort Pitt and fees and expenses are not expected to increase as a result of this Transaction.

The Board of Trustees of the Trust met in person on June 13-14, 2017 and approved an interim advisory agreement and a new investment advisory agreement between Fort Pitt and the Fund, on terms which are identical to the existing investment advisory agreement with Fort Pitt, except that there is a slight difference between the two agreements with respect to the terms under which the Adviser may recoup previously waived advisory fees and paid expenses.  The interim advisory agreement is effective under Rule 15a-4 of the 1940 Act for up to 150 days or until shareholders approve the new investment advisory agreement between the Adviser and the Fund.  Shareholders of the Fund will be asked to approve the new investment advisory agreement at a special meeting of shareholders expected to be held in the third quarter of 2017.  Shareholders will receive detailed information in the coming weeks about the proposed new investment advisory agreement and Fort Pitt’s indirect change in control in connection with the solicitation of their approval of the new investment advisory agreement.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.
The date of this Supplement is July 5, 2017.